EXHIBIT 10.2

Agreement on Debt Transfer and Offset

Party A: Tianyuan Capital Development Co., Ltd.

Party B: Tianshi International Holdings Group Co., Ltd.

Party C: Tianjin Tianshi Biological Engineering Co., Ltd.

Party A, Party B and Party C enter into this Agreement on June 30, 2009, which shall be observed by all parties of this Agreement.

Whereas, Party A is a creditor of Party B and Party B is a creditor of Party C. After consultation, Party A, Party B and Party C agree the provisions as follows:

1. Party C pays off the loan payable of USD 1,170,816.62 (principal of USD1, 065,000 and USD105, 816.62 is the interest) to Party A in place of Party B;

2. Party B writes off the debt of Party C with the same amount;

3. Party A, Party B and Party C shall perform this Agreement, including writing proper receipts on June 30, 2009.

4. This Agreement is effective as of the date first written above and is signed by three parties for confirmation.

Party A: Tianyuan Capital Development Co., Ltd.

Legal Representative: /s/ Jinyuan Li

Party B: Tianshi International Holdings Group Co., Ltd.

Legal Representative: /s/ Jinyuan Li

Party C: Tianjin Tianshi Biological Engineering Co., Ltd.

Legal Representative: /s/ Jinyuan Li